Booz Allen Hamilton Fourth Quarter Fiscal 2012 Booz Allen Hamilton Fourth Quarter Fiscal 2012 May 30, 2012 May 30, 2012 Exhibit 99.2

Today’s Agenda
Today’s Agenda
Curt Riggle
Director, Investor Relations
Ralph Shrader
Chairman, Chief Executive Officer and President
Sam Strickland
Executive Vice President and Chief Financial Officer
Introduction
Management
Overview
Financial
Overview
Questions and
Answers

Disclaimers
Disclaimers
Forward Looking Safe Harbor Statement
The following information includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including projected Revenue, Diluted EPS, and Adjusted Diluted EPS, as well as any other statement that does not directly relate to any historical or current fact.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,”
“could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These risks and other factors include: cost cutting and efficiency initiatives and other efforts to reduce U.S. government spending, which could reduce or delay funding for orders for services especially in the current political environment; delayed funding of our contracts due to delays in the completion of the U.S. government’s budgeting process and the use of continuing resolutions by the U.S. government to fund its operations or related changes in the pattern or timing of government funding and spending; any issue that compromises our relationships with the U.S. government or damages our professional reputation; changes in
U.S. government spending and mission priorities that shift expenditures away from agencies or programs that we support; the size of our addressable markets and the amount of U.S.
government spending on private contractors; failure to comply with numerous laws and regulations; our ability to compete effectively in the competitive bidding process and delays caused by competitors’ protests of major contract awards received by us; the loss of General Services Administration Multiple Award Schedule Contracts, or GSA schedules, or our position as prime contractor on Government-wide acquisition contract vehicles; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; our ability to generate revenue under certain of our contracts; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in estimates used in recognizing revenue; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; an inability to hire, assimilate and deploy enough employees to serve our clients under existing contracts; an inability to timely and effectively utilize our employees; failure by us or our employees to obtain and maintain necessary security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; internal system or service failures and security breaches, including, but not limited to, those resulting from external cyber attacks on our network and internal systems; risks related to changes in our operating structure, capabilities, or strategy intended to address client needs, grow our business, or respond to market developments; risks associated with new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; risks related to our indebtedness and credit facilities which contain financial and operating covenants; the adoption by the U.S. government of new laws, rules and regulations, such as those relating to organizational conflicts of interest issues; an inability to utilize existing or future tax benefits, including those related to our Net Operating Losses and stock-based compensation expense, for any reason, including a change in law; and variable purchasing patterns under U.S. government GSA schedules, blanket purchase agreements and Indefinite Delivery/Indefinite Quantity contracts.  Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on
Form 10K, filed with the SEC on June 8, 2011.All forward-looking statements attributable to the company or persons acting on the company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made and, except as required by law, the company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Note Regarding Non-GAAP Financial Data Information
Booz Allen discloses in the following information Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income,  Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of
Operating and Net Income to Adjusted Operating Income, Adjusted EBITDA and Adjusted Net Income, and cash flow to free cash flow, and the explanatory footnotes regarding those adjustments, and (ii) use Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, and Adjusted Diluted EPS in addition to, and not as an alternative to operating income, net income or Diluted EPS as a measure of operating results with cash flow in addition to and not as an alternative to net cash generated from operating activities as a measure of liquidity, each as defined under GAAP.  The Financial Appendix includes a reconciliation of Adjusted Operating Income, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted
EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP.  Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.

Fiscal Year-to-Date 2012
Business Highlights
Fiscal Year-to-Date 2012
Business Highlights
Continued top and bottom line growth in a challenging environment
Declaration of $0.09 quarterly dividend and $1.50 special dividend
High demand for services demonstrated by book-to-bill of 1.0
Increasing investment in growth areas as a result of cost reductions
Strategically aligned to serve clients’ core missions
Ongoing recognition as a “Best Company to Work For”

Booz | Allen | Hamilton

Revenue	$1.54 billion	Up 3.2%
Total Backlog	$10.8 billion	Down 1.1%
Net Income	$50.6 million	Up 180.2%
Adjusted Net Income	$62.2 million	Up 23.1%
Adjusted EBITDA	$130.6 million	Up 12.9%
Diluted EPS	$0.36/share	Up from $0.13/share
Adjusted Diluted EPS	$0.44/share	Up from $0.36/share

5 Key Financial Highlights Key Financial Highlights Comparisons are to prior fiscal year period Preliminary Fourth Quarter Fiscal 2012 Results

Booz | Allen | Hamilton

Revenue	$5.86 billion	Up 4.8%
Total Backlog	$10.8 billion	Down 1.1%
Net Income	$240.0 million	Up 183.3%
Adjusted Net Income	$227.2 million	Up 44.2%
Adjusted EBITDA	$488.1million	Up 9.8%
Diluted EPS	$1.70/share	Up from $0.66/share
Adjusted Diluted EPS	$1.61 /share	Up from $1.24/share

6 Key Financial Highlights Key Financial Highlights Preliminary Full Year Fiscal 2012 Results Comparisons are to prior fiscal year

Capital Generation and Deployment
Capital Generation and Deployment

($M)
Total Debt $1,568.6 $1,563.9 $1,474.9 $1,229.3 $994.3 $987.1 $979.9 $972.7 $965.4
Cash Taxes $3.2 $0.2 $2.5 $2.7 $2.3 $1.6 $48.4 $19.2 $20.1
See SEC Filings for full discloure regarding these transactions
($300.0)
($200.0)
($100.0)
$0.0
$100.0
$200.0
$300.0
$500.0
$600.0
FY10 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY11 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY12 Q1 FY12 Q2 FY12 Q3 FY12 Q4
Net Cash From Operations
Net Cash From Investing Activities
Net Cash From Financing Activities
Cash Balance
$30M Share Repurchase
Authorization
Recapitalization
Special Dividend
Mezz Repayment
IPO
Refinancing
$11.9M Quarterly Dividend, $211.8M
Special Dividend, and $3.4M in accrued
interest on DPO Payable on June 29, 2012
Quarterly Dividend and
$19.4M in Accrued
Interest on DPO
Special Dividend Payment (July 2009) - $114.9M of cash on hand
Recapitalization Transaction  (December 2009) - $321.9M of cash on hand plus net proceeds from recapitalization to pay dividend of $497.5M and DPO principal and accrued interest of $100.4M
Mezzanine Prepayment (August 2010) - $85M of cash on hand to optionally repay indebtedness outstanding under mezzanine credit facility
Initial Public Offering (November 2010) - $250.2M net proceeds (and no cash on hand) used to repay indebtedness under mezzanine credit facility ($242.9M plus $7.3M in penalties)
Refinancing Transaction (February 2011) - $268.9M of cash on hand to repay balance of mezzanine facility, $21.5M of senior term loans, fees, expenses, and penalties
Share Repurchase (December 2011) - Authorization of $30M share repurchase.  As of May 30, 2012, no purchases have occurred.
Regular Dividend (February 2012) - $11.9M of cash on hand to pay $0.09/share quarterly dividend
Regular and Special Dividend (June 2012) - $11.9M of cash on hand to pay $0.09/share quarterly dividend and $211.8M of cash on hand to pay $1.50/share special dividend
Payment of Accrued Interest on DPO (June 2012) - $3.4M in cash on hand to pay accrued interest on DPO

Value Drivers
Value Drivers
Deployment of capital to maximize shareholder value
Management of our business with agility and precision
Alignment with our clients’ core missions
Commitment to being essential to our clients and differentiated from our competitors
Investment in growth markets and capabilities
Development of industry-leading talent and a commitment to excellence
Enhancement of margins and a focus on long-term performance

Outlook
Outlook

Revenue growth forecast:
Relatively Flat to Low-Single
Digits in the First Half
Diluted EPS forecast: $1.62 - $1.72 (1)
Adjusted Diluted EPS forecast: $1.71 - $1.81 (1)
Fiscal 2013 Outlook
(1) Full Fiscal Year 2013

10 Financial Appendix Financial Appendix

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

“Adjusted Operating Income” represents Operating Income before (i) certain stock option-based and other equity-based compensation expenses, (ii) the impact of the application of purchase accounting, (iii) adjustments related to the amortization of intangible assets and (iv) any extraordinary, unusual or non-recurring items.  Booz Allen prepares
Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, (iii) the impact of the application of purchase accounting and (iv) any extraordinary, unusual or non-recurring items. Booz Allen prepares Adjusted EBITDA to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Net Income” represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) the impact of the application of purchase accounting, (iv) adjustments related to the amortization of intangible assets, (v) amortization or write-off of debt issuance costs and write-off of original issue discount, or OID, and
(vi) any extraordinary, unusual or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
“Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income.
“Free Cash Flow” represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information
Booz Allen Hamilton Holding Corporation
Non-GAAP Financial Information

(Unaudited and in thousands, except per share data)
Three Months Ended
March 31,
Fiscal Year Ended
March 31
2012 2011 2012 2011
Adjusted Operating Income
Operating Income $97,457 $83,659 $387,432 $319,444
Certain stock-based compensation expense (a) 2,652 6,816 14,241 39,947
Amortization of intangible assets (b) 4,091 7,161 16,364 28,641
Net restructuring charge (h) 11,182 - 11,182 -
Transaction expenses (c) - 4,313 - 4,448
Adjusted Operating Income $115,382 $101,949 $429,219 $392,480
EBITDA & Adjusted EBITDA
Net income $50,627 $18,070 $239,955 $84,694
Income tax expense 35,948 13,690 103,919 43,370
Interest and other, net 10,882 51,899 43,558 191,380
Depreciation and amortization 19,281 20,835 75,205 80,603
EBITDA 116,738 104,494 462,637 400,047
Certain stock-based compensation expense (a) 2,652 6,816 14,241 39,947
Net restructuring charge (h) 11,182 - 11,182 -
Transaction expenses (c) - 4,313 - 4,448
Adjusted EBITDA $130,572 $115,623 $488,060 $444,442
Adjusted Net Income
Net income $50,627 $18,070 $239,955 $84,694
Certain stock-based compensation expense (a) 2,652 6,816 14,241 39,947
Net restructuring charge (h) 11,182 - 11,182 -
Transaction expenses (d) - 10,975 - 20,948
Amortization of intangible assets (b) 4,091 7,161 16,364 28,641
Amortization or write-off of debt issuance
costs and write-off of original issue discount
1,181 29,163 4,783 50,102
Net gain on sale of state and local transportation business (e) - - (5,681) -
Release of income tax reserves (f) 111 - (35,022) (10,966)
Adjustments for tax effect (g) (7,643) (21,646) (18,628) (55,855)
Adjusted Net Income $62,201 $50,539 $227,194 $157,511
Adjusted Diluted Earnings Per Share
Weighted-average number of diluted shares outstanding 141,716,480 140,718,057 140,812,012 127,448,700
Adjusted Net Income per diluted share $0.44 $0.36 $1.61 $1.24
Free Cash Flow
Net cash provided by operating activities $108,027 $15,534 $360,046 $296,339
Less: Purchases of property and equipment (11,367) (27,351) (76,925) (88,784)
Free Cash Flow $96,660 ($11,817) $283,121 $207,555
(a) Reflects stock-based compensation expense
for options for Class A Common Stock and
restricted shares, in each case, issued in
connection with the acquisition under the Officers’
Rollover Stock Plan that was established in
connection with the acquisition. Also reflects
stock-based compensation expense for Equity
Incentive Plan Class A Common Stock options
issued in connection with the acquisition  under
the Equity Incentive Plan.
(b) Reflects amortization of intangible assets
resulting from the acquisition.
(c) Three months ended March 31, 2011 reflects
certain costs related to the modification of our
credit facilities in connection with the Refinancing
Transaction.  Fiscal 2011 reflects debt refinancing
costs incurred in connection with the Refinancing
Transaction and certain external administrative
and other expenses incurred in connection with
the initial public offering.
(d) Three months ended March 31, 2011 reflects
certain costs related to the modification of our
credit facilities and prepayment fees associated
with early repayments on the mezzanine term
loan and credit facilities in connection with the
Refinancing Transaction.  Fiscal 2011 reflects
debt refinancing costs and prepayment fees
incurred in connection with the Refinancing
Transaction as well as certain external
administrative and other expenses incurred in
connection with the initial public offering.
(e) Fiscal 2012 reflects the gain on sale of our
state and local transportation business, net of the
associated tax benefit of $1.6 million.
(f) Reflects the release of income tax reserves.
(g) Reflects tax effect of adjustments at an
assumed marginal tax rate of 40%.
(h) Reflects restructuring charges of
approximately $15.7 million incurred during the
three months ended March 31, 2012, net of
approximately $4.5 million of revenue recognized
on recoverable expenses, associated with the
cost restructuring plan to reduce certain personnel
and infrastructure costs.